Exhibit 99-1

Date: October 19, 2010

Private and Confidential

To: 8888 Acquisition Corporation
Qingyanglianyu Industrial Area
Jinjiang City, Fujian Province 362200
People’s Republic of China

Ladies and Gentlemen:

We are qualified lawyers of the People’s Republic of China (“PRC” or “China”, for the purpose of this opinion only, PRC shall not include the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan) and as such are qualified to issue this opinion on the laws and regulations of the PRC effective as at the date hereof.

We have acted as PRC Legal Counsel to Cheng Chang Shoes Industry Company Limited (the “Company”), and its subsidiary, Jinjiang Chengchang Shoes Co., Ltd. (“Jinjiang Company”, together with the Hong Kong Company, the “Group Companies”) in connection with certain transactions as described below. We have been requested to give this opinion on, inter alia, the legal ownership structure of Jinjiang Company.

In rendering this opinion, we have reviewed the originals or copies of the documents listed in Schedule 1 hereto (the “Transaction Documents”) and certain other documents as we deemed necessary or appropriate to render this opinion which were provided to us by the Group Companies, and such other documents, corporate records, certificates issued by the governmental authorities in the PRC (collectively the “Documents”), and we have made investigation of the applicable laws and regulations of the PRC effective and publicly available as of the date of this opinion.

A. Documents and Assumptions

In our examination of the Documents, we have assumed without independent investigation and inquiry that (“Assumptions”):

i

(a) all Documents submitted to us as copies conform to their originals and all Documents submitted to us as originals are authentic; (b) all signatures, seals and chops on such Documents are genuine; and (c) other than Jinjiang Company, all parties have the requisite power and authority to enter into, and have duly executed and delivered under the laws other than those of the PRC, the Documents; (d) all facts and information stated or given in such Documents are true, correct and complete; (e) all persons who purport to act for and on behalf of the Group Companies have sufficient legal capacity to enter into and perform the transactions contemplated by the Documents or to carry out their respective roles in such transactions; (f) each of the Documents has been duly authorized, executed, and delivered by the parties other than Jinjiang Company; and (g) in response to our due diligence inquiries, requests and investigations for the purpose of this opinion, all the information and materials provided to us by the Group Companies are true, accurate, complete and not misleading, and that the Group Companies have not withheld anything that, if disclosed to us, would reasonably cause us to alter this opinion in whole or in part.

ii.

The Documents that were presented to us remain in full force and effect on the date of this opinion and have not been revoked, cancelled, amended, superseded or supplemented, and no amendments, revisions, supplements, modifications or other changes have been made, and no revocation or termination has occurred, with respect to any of the Documents after they were submitted to us for the purposes of this legal opinion;

iii.

All the explanations and interpretations provided by the government officers, which duly reflect the official position of the relevant Government Agencies, and all the Documents and the factual statements provided to us by the Group Companies, including but not limited to those set forth in the Documents, are complete, true, correct and not misleading. Where important facts were not independently established to us, we have relied upon certificates issued by the Government Agencies with proper authority which are available to us; and

iv.	The applicable PRC statute, judgment, order or decree, rule, regulation and facts shall remain unchanged as of the date hereof and will not be changed.

v.

We have further assumed, with your consent, that (a) each of 8888 Acquisition Corporation (the “Shell Company”) and the Company is duly incorporated, duly organized, validly existing and in good standing under the laws of the jurisdiction of their establishment, and have the corporate power to execute, deliver and fully perform its obligations under the Transaction Documents, and have taken all necessary corporate action to authorize the execution, delivery and performance by them of the Transaction Documents; (b) the Share Exchange Agreement has been entered into between the Shell Company and the Company, and has binding force on each party upon execution according to the governing law of the Share Exchange Agreement;.

This opinion is rendered on the basis of the PRC laws and regulations effective and available to the public as of the date hereof and there is no assurance that any of such laws and regulations will not be changed, amended or replaced in the immediate future or in the longer term with or without retrospective effect.

We have not made any investigation into and do not express any opinion on the laws of any jurisdiction other than the PRC (which, for the purpose of this opinion, excludes the Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan).

B. Definitions

In addition to the terms defined in the context of this opinion, the following capitalized terms used in this opinion shall have the meanings ascribed to them as follows:

(a)	“Government Agencies” mean any competent government authorities, courts or regulatory bodies of the PRC;

(b)

“Governmental Authorizations” mean all approvals, consents, permits, authorizations, filings, registrations, exemptions, waivers, endorsements, annual inspections, qualifications and licenses required by the applicable PRC Laws to be obtained from the competent Government Agencies;

(c)	“PRC Laws” mean all laws and regulations currently in force and publicly available in the PRC as of the date hereof;

Based on our review of the Documents and our understanding of the PRC laws, subject to the foregoing Assumptions, qualifications set forth herein, and except as disclosed in Transaction Documents, we are of the opinion that:

  It is not necessary or advisable under the PRC laws to obtain any Government Authorizations in connection with the execution, delivery, validity, performance or the enforceability of any Transaction Document.

We are licensed to practice in the PRC and the foregoing opinion is limited to the PRC Laws currently in force and publicly available on the date of this opinion and is subject to the following additional qualifications:

i.

Our opinion is limited to the PRC Laws of general application effective as of the date hereof. We have made no investigation of, and do not express or imply any views on, the laws of any country other than the PRC;

ii.	This opinion is intended to be used in the context which is specifically referred to herein;

iii.

The PRC Laws referred to herein are laws and regulations publicly available and currently in force on the date hereof and there is no guarantee that any of such laws and regulations or the interpretation or enforcement thereof, will not be changed, amended or revoked in the immediate future or in the long term with or without retrospective effect;

iv.

This opinion is issued based on our understanding of the current PRC Laws. For matters not explicitly provided under the current PRC Laws, the interpretation, implementation and application of the specific requirements under the PRC Laws are subject to the final discretion of competent PRC legislative, administrative and judicial authorities, which may be different from our opinion; and

v.

We may rely, as to matters of fact (but not as to legal conclusions), to the extent reasonable, on certificates and confirmations of Government Agencies or responsible officers of the Company and Jinjiang Company.

This opinion is rendered at the request of and solely for the benefit of the Company and the investors in connection with the above matters.

This opinion is intended to be used in the context which is specifically referred to herein. Each paragraph should be looked at as a whole and no part should be extracted and referred to independently.

This opinion is solely for the benefit of the persons to whom it is addressed and the respective counsels of such persons. It may not be relied upon by anyone else or used for any other purpose, in each instance, without our prior written consent.

Yours faithfully,

ALLBRIGHT LAW OFFICES

/s/ Steven Zhu
Steve Zhu
Attorney at Law/Senior Partner
Direct line: (021) 61059116

Schedule 1

1.	Share Exchange Agreement, dated October 19, 2010, by and among the Shell Company, the Company and shareholders of the Company

2.	Securities Purchase Agreement, dated October 19, 2010, by and among the Shell Company and investors signatories thereto

3.	Make Good Escrow Agreement, dated October 19, 2010, by and among the Shell Company, Guoqing Zhuang and Securities Transfer Corporation

4.	Side Letter, dated October 19, 2010, by and among the Shell Company, Guoqing Zhuang, River Tyne Ventures Inc., Zhao Kang Capital Resource Limited and transferees signatory thereto